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                                  EXHIBIT 10.7










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                       POCAHONTAS FEDERAL SAVINGS AND LOAN
                                   ASSOCIATION

                        1994 INCENTIVE STOCK OPTION PLAN

1.    Purpose

      The purpose of the Pocahontas Federal Savings and Loan Association 1994 Incentive Stock Option Plan (the "Plan") is to advance the interests of Pocahontas Federal Savings and Loan Association (the "Bank") and its shareholders by providing senior officers and certain key Employees of the Bank and its Affiliates, including Pocahontas Federal Mutual Holding Company, Inc., the mutual holding company of the Bank (the "Company"), upon whose judgment, initiative and efforts the successful conduct of the business of the Bank and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.    Definitions

      The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

      "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code.

      "Award" means an Award of Non-statutory Stock Options, Incentive Stock Options, and/or Limited Rights granted under the provisions of the Plan.

      "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

      "Board" means the board of directors of the Bank.

      "Change in Control" of the Bank or the Company shall mean:

      (a) No benefit shall be payable under this Section 5 unless there shall have been a Change in Control of the Bank or Company, as set forth below. For purposes of this Agreement, a "Change in Control" of the Bank or Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision, as in effect on the date hereof; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "Person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 25 % or more of the Bank's or the Company's outstanding securities except that securities issued by the Bank, in connection with its initial public offering, to the
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Company and/or the Bank's employee benefit plans and that continue to be held by such Company or plans shall not be counted in determining whether such Company or plans are the beneficial owner of more than 25% of the Bank's securities; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (a), considered as though he were a member of the Incumbent Board; or (c) a reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the resulting entity occurs; or
(d) a tender offer is made for 25% or more of the outstanding securities of the Bank or Company and shareholders owning beneficially or of record 25 % or more of the outstanding securities of the Bank or Company have tendered or offered to sell their shares pursuant to such tender offer. Notwithstanding the foregoing, a "Change in Control" of the Bank or the Company shall not be deemed to have occurred if the Company ceases to own at least 51% of all outstanding shares of stock of the Bank in connection with a conversion of the Company from mutual to stock form.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Committee" means a Committee of the Board consisting of all non-Employee (i.e., "outside") directors.

      "Common Stock" means the Common Stock of the Bank.

      "Conversion Transaction" means the conversion of the Company from the mutual to stock form of organization either on a stand-alone basis or in the context of a merger conversion.

      "Date of Grant" means the actual date on which an Award is granted by the Committee.

      "Director" means a member of the Board.

      "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an Employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such Employee's lifetime.

      "Employee" means any person who is currently employed by the Bank or an Affiliate, including officers.

      "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System (as published by the Wall Street Journal, if published) on the day prior to such date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon; provided, however, that if the Common Stock is not reported on the NASDAQ System, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option


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was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee.
The Committee shall be authorized to obtain an independent appraisal to determine the Fair Market Value of the Common Stock. For purposes of the grant of Options in the Stock Offering, Fair Market Value shall mean the initial public offering price of the Common Stock.

      "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 8.

      "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

      "Non-Statutory Stock Option" means an Option granted by the Committee to a participant and which is either (i) not designated by the Committee as an Incentive Stock Option, or (ii) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

      "Normal Retirement" means retirement at the normal or early retirement date as set forth in the Bank's Employee Stock Ownership Plan or any successor tax-qualified plan.

      "Option" means an Award granted under Section 7 or Section 8.

      "Participant" means an Employee of the Bank or its Affiliates chosen by the Committee to participate in the Plan.

      "Stock Offering" means the initial public offering of the Common Stock of the Bank.

      "Termination for Cause" means the termination of employment caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, any of which results in a material loss to the Bank or an Affiliate.

3.    Administration

      The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.


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4.    Types of Awards

      Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; and (c) Limited Rights as deemed herein in Section 9.

5.    Stock Subject to the Plan; Reservation of Shares for Future Awards

      Subject to adjustment as provided in Section 14, the maximum number of shares reserved for issuance under the Plan is six and two-thirds percent (62/3%) of the shares of Common Stock of the Bank, issued in connection with the Stock Offering (or 49,833 shares based upon a Stock Offering of 747,500 shares). These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Bank. To the extent that Options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related rights granted under the Plan terminate, expire or are cancelled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

      No shares of Common Stock subject to the Plan shall be reserved for future issuance.

6.    Eligibility

      Senior officers and certain key Employees of the Bank or its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options and/or Limited Rights under the Plan. Directors who are not Employees or officers of the Bank or its Affiliates shall not be eligible to receive Awards under the Plan.

7.    Non-Statutory Stock Options

      7.1   Grant of Non-Statutory Stock Options

      The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Employees and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-Statutory Stock Options granted under this Plan are subject to the following terms and conditions:

      (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Bank and the Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of this grant.

      (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be determined by the Committee on the date the Option is granted. Except as provided below, such purchase price shall not be less than 100% of the Fair Market Value of the Bank's Common Stock at the time the Option is granted. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option granted in exchange for and upon surrender of previously granted awards shall be not less than 85 % of the Fair Market Value of the Bank's


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Common Stock on the date the Option is granted, but in no event may the purchase price of any Non-Statutory Stock Option be less than the par value of the Common Stock. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Bank at the Fair Market Value of such shares determined in the manner described in Section 2.

      (c) Manner of Exercise. The Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Bank. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of previously acquired Common Stock of the Bank at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

      (d) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-Statutory Stock Option shall become exercisable in installments. The shares of which each installment is composed may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee, in its sole discretion, may accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable.

      (e) Termination of Employment. Upon the termination of an Employee's service for any reason other than Disability, Normal Retirement, death or Termination for Cause, the Employee's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable by the Employee at the date of termination and only for a period of three years following termination. In the event of Termination for Cause, all rights under the Employee's Non-Statutory Stock Options shall expire upon termination. In the event of the death, Disability or Normal Retirement of any Employee, all Non-Statutory Stock Options held by such Employee, whether or not exercisable at such time, shall be exercisable by such Employee or such Employee's legal representatives or beneficiaries for three years following the date of his death, Normal Retirement or cessation of employment due to Disability; provided, however, that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

8.    Incentive Stock Options

      8.1   Grant of Incentive Stock Options

      The Committee, from time to time, may grant Incentive Stock Options to eligible Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

      (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Bank and the Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of this grant.


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      (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Bank's Common Stock on the date the Incentive Stock Option is granted. However, if an Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Bank (or under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Bank or its Affiliates, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee, or by or for any corporation, partnership, estate or trust of which such Employee is a shareholder, partner or benefciary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Bank's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Bank at the Fair Market Value of such shares determined in the manner described in Section 2.

      (c) Manner of Exercise. The Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Bank. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of previously acquired Common Stock of the Bank at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

      (d) Amount of Options. Incentive Stock Options may be granted to any eligible Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Bank or an Affiliate) shall not exceed $100,000. The provisions of this Section 8.1(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

      (e) Term of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Employee, at the time an Incentive Stock Option is granted to him, owns stock of the Bank or its Affiliates representing more than 10% of the total combined voting power of all classes of stock (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Bank or its Affiliates, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee, or by or for any corporation, partnership, estate or trust of which such Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Employee to which it is granted.


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      The Committee shall determine the date on which each Incentive Stock
Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate fair market value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Bank and its Affiliates) shall not exceed $100,000. The Committee, in its sole discretion, may accelerate the time at which any Incentive Stock Option may be exercised in whole or in part; provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Bank, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the fair market value of the amount exercisable as a result of a Change in Control shall exceed $100,000 (determined as of the date of grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the date of grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

      (f) Termination of Employment. Upon the termination of an Employee's employment for any reason other than Disability, Normal Retirement, Change in Control, death or Termination for Cause, an Employee's Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by such Employee at the date of termination and only for a period of three years following termination, provide however, that such Options shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination of employment. In the event of Termination for Cause all rights under his Incentive Stock Options shall expire upon termination.

      In the event of death or Disability of any Employee, all Incentive Stock Options held by such Employee, whether or not exercisable at such time, shall be exercisable by such Employee or his legal representatives or beneficiaries for three years following the date of his death or cessation of employment due to Disability; provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event that such option is exercised more than one year following the date of his cessation of employment due to Disability. In the case of an Employee's death, the option must be exercised by the Employee's Beneficiary within three months after such Employee's termination of employment to be eligible for treatment as an Incentive Stock Option. Upon termination of an Employee's employment due to Normal Retirement, or a Change in Control, all Incentive Stock Options held by such Employee, whether or not exercisable at such time, shall be exercisable for a period of three years following the date of his cessation of employment; provided, however, that such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment due to a Change in Control. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

      (g) Compliance with Code. The Options granted under this Section 8 of the Plan are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, but the Bank makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option


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9.    Limited Rights

      9.1   Grant of Limited Rights

      The Committee may grant a Limited Right simultaneously with the grant of any Option, with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

      (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Bank.

      The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

      Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may-be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

      (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Bank an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

10.   Surrender of Option

      In the event of a Participant's termination of employment as a result of death, Disability or Retirement, the Participant (or his beneficiary in the event of his death) may, in a form acceptable to the Committee, make application to surrender all or part of Options held by such Participant in exchange for a cash payment from the Bank of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment and the exercise price per share of the Option on the Date of Grant. Whether the Bank accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Bank is under no obligation to any Participant whatsoever to make such payments. In the event that the Bank accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

11.   Rights of a Shareholder; Nontransferability

      An optionee shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Bank or its Affiliates or to continue to perform services for the Bank or its Affiliates or interferes in any way with the right of the Bank or its Affiliates to terminate his services as an officer or other Employee at any time.


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      No Award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

12.   Agreement with Participants

      Each Award of Options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Bank or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

13.   Designation of Beneficiary

      A Participant, with the consent of the Committee, may designate a person or persons to receive, in the event of death, any stock Option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Bank and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

14.   Dilution and Other Adjustments

      In the event of any change in the outstanding shares of Common Stock of the Bank by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Bank, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

      (c) subject to Section 8.1(a) hereof, adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

      No such adjustments, however, may change materially the value of benefits available to a Participant under a previously granted Award.

15.   Limitations upon Exercise of Options

      Notwithstanding any other provision of the Plan, so long as the Company remains in the mutual form of organization and so long as any applicable statute or regulation requires the Company to own at least a majority of the outstanding Common Stock of the Bank, an Option granted under this Plan may not be exercised if the exercise of such an Option would result in the Company owning less than a majority of the Common Stock of the Bank. Nothing herein shall preclude the Bank from issuing additional


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authorized but unissued shares of Common Stock to the Company to allow for the exercise of Options which would otherwise have resulted in the Company owning less than a majority of the Common Stock of the Bank.

16.   Treatment of Options in the Event of a Conversion Transaction

      In the event that the Company converts to stock form in a Conversion Transaction any Options outstanding shall, at the option of the holder, (i) be convertible into Options for Common Stock of the Stock Company, or (ii) be exercisable by the holder prior to the effective date of the Conversion Transaction and the holder shall be entitled to exchange, in the same manner as other minority stockholders of the Bank, the shares of Common Stock of the Bank received upon such exercise for shares of Common Stock of the Stock Company. Provided, however, that if for any reason the minority shareholders are not permitted to exchange their Common Stock for Stock Company common stock in a Conversion Transaction, the holders of any unexercised Options under this plan shall be entitled to receive upon exercise of such Option cash payment from the Bank for the shares of stock represented by the options in an amount equal to the initial offering price of the common stock of the Stock Company at the closing of the Conversion Transaction, less the original exercise price of such options. Any exchange, conversion of options, or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate regulatory authorities.

17.   Withholding

      There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.

18.   Amendment the Plan

      The Board may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, that if necessary to continue to qualify the Plan under the Securities and Exchange Commission Rule 16b-3, the approval by a majority of the shares represented in person or by proxy shall be required for any such modification or amendment that:

      (a) increases the maximum number of shares for which options may be granted under the Plan (subject, however, to the provisions of Section 14 hereof;

      (b) reduces the exercise price at which Awards may be granted (subject, however, to the provisions of Sections 8. l(a) and 14 hereof);

      (c) extends the period during which options may be granted or exercised beyond the times originally prescribed (subject, however, to the provisions of Section 8. l(a) hereof; or

      (d)   changes the persons eligible to participate in the Plan.

      Failure to ratify or approve amendments or modifications to subsections
(a) through (d) of this Section 18 by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.


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      No such termination, modification or amendment may affect the rights of a
Participant under an outstanding Award.

19.   Approval by Stockholders

      Within 12 months after the Plan has been adopted, the Plan shall be presented to shareholders for ratification for purposes of: (i) obtaining favorable treatment under Section 16(b) of the Exchange Act; (ii) obtaining preferential tax treatment for Incentive Stock Options; and, if applicable,
(iii) maintaining listing on the NASDAQ System, and (iv) enabling the issuance of options and underlying shares to qualify for exemption from OTS offering circular requirements. No Options granted pursuant to the Plan shall be exercisable prior to such shareholder approval.

20.   Effective Date of Plan

      The Plan shall become effective upon the consummation of the Stock Offering (the "Effective Date").

21.   Termination the Plan

      The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5 hereof. The Board has the right to suspend or terminate the Plan at any time; provided that no such action will, without the consent of a Participant, affect adversely his rights under a previously granted Award.

22.   Applicable Law

      The Plan will be administered in accordance with the laws of the State of Arkansas.

      IN WITNESS WHEREOF, the Bank has caused this Plan to be adopted, executed by its duly authorized officer, and duly attested as of the 4th day of April, 1994.


------------------------------------
Date Approved by Stockholders

                                          POCAHONTAS FEDERAL SAVINGS AND
                                           LOAN ASSOCIATION


                                          ---------------------------------
                                          Skip Martin, President and Chief
                                          Executive Officer


                                          ATTESTED:


                                          ---------------------------------
                                          Secretary


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